SUPPLEMENT DATED SEPTEMBER 30, 1997, TO THE BAILAIRD, BIEHL &
          KAISER INTERNATIONAL BOND FUND PROSPECTUS (THE "PROSPECTUS")
                             DATED JANUARY 28, 1997


The following paragraph is to be inserted in the section entitled Investment Objectives and Policies beginning on page 8 of the Prospectus:

         The Bailard, Biehl & Kaiser International Bond Fund may invest up to 5% of its assets in debt securities that are rated Baa or BBB by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), respectively, or, if unrated, that are, in the opinion of the Fund's adviser, of comparable quality.

The following paragraph is to be inserted in the section entitled Risk Factors beginning on page 15 of the Prospectus:

         Lower Rated Bonds
         Bonds that are rated Baa by Moody's or BBB by S&P, an equivalent unrated bonds are medium grade obligations that are still considered investment grade bonds. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well. The Fund does not have a policy with respect to the retention of a bond whose rating falls below Baa or BBB, respectively. The Fund will address such circumstances on a case by case basis.

The following paragraphs are to be inserted on page A-1 of Appendix A of the Prospectus in the discussion of corporate bond ratings:

         Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics a well.

         S&P's BBB rated bonds, or medium-grade category bonds, are regarded as having adequate capacity to pay principal and interest. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changes in circumstances are more likely to lead to a weakened capacity to pay interest and principal.